Exhibit 10.2

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT
FIRST SUPPLEMENTAL NOTE PURCHASE AGREEMENT, dated as of July 31, 2015 (the “Supplemental Note Purchase Agreement”), among FARMER MAC MORTGAGE SECURITIES CORPORATION (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac” or the “Guarantor”), and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a cooperative association existing under the laws of the District of Columbia (“National Rural”).
RECITALS
WHEREAS National Rural, the Purchaser and the Guarantor have heretofore executed and delivered the Master Note Purchase Agreement dated as of July 31, 2015, among National Rural, the Purchaser and the Guarantor (the “Master Agreement”); and
WHEREAS, pursuant to the Master Agreement, the parties desire to establish hereby the terms of one or more series of Notes to be issued by National Rural and purchased by the Purchaser; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained, Farmer Mac, the Purchaser and National Rural agree as follows:
1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Master Agreement.
2.Title of Series. Each Note issued hereunder on or after the date hereof may identify the name (if any name is designated) of such series of Notes. Failure to make a notation of the name on the applicable Note shall not affect the validity and effect of such Note.
3.Purchase of Notes. The Purchaser agrees to purchase Notes, at 100% of their principal amount, from time to time during the Draw Period, pursuant to a Draw Notice, in an aggregate principal amount, for all Notes outstanding under this Supplemental Note Purchase Agreement at any one time, not in excess of $300,000,000.00 (the “Maximum Purchase Amount”), subject to the conditions set forth in the Master Agreement. For purposes hereof, “Draw Period” means the period beginning the date hereof to the date that is three (3) years from the date hereof. National Rural may borrow, repay (subject to the terms of the applicable Notes being repaid) and

Exhibit 10.2

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

reborrow funds at any time or from time to time during the Draw Period. Each borrowing under this Supplemental Note Purchase Agreement shall be made in accordance with the Note applicable thereto.
Each Note under this Agreement shall be disbursed in a minimum amount of $10 million and additional increments of $5 million in excess thereof or such other amounts as agreed to in the applicable Note.
4.The following additional terms shall apply to each Note issued pursuant to this Agreement:
Applicable Margin: [REDACTED PORTION FILED SEPARATELY WITH SEC PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]
Index: LIBOR
For purposes of this Pricing Agreement, “LIBOR” shall mean the London Interbank Offered Rate for one-month U.S. Dollar deposits, as calculated by Farmer Mac in the following order of priority:
•    the rate that appears at 11:00 a.m. (London time) on the LIBOR Determination Date equal to the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period) as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time) for one-month U.S. Dollar deposits;
•    if a rate does not so appear, Farmer Mac will select four leading banks in the London interbank market and request those banks to provide their offered quotations to prime banks in the London interbank market for three-month U.S. Dollar deposits at 11:00 a.m. (London time) on the LIBOR Determination Date. If at least two of the selected banks provide the requested quotations, LIBOR will be the arithmetic mean of the quotations obtained, as determined by Farmer Mac;
•    if fewer than two of the selected banks provide the requested quotations, Farmer Mac will select three major banks in New York City and request those banks to provide their offered quotations to leading European banks for three-month U.S. Dollar loans, beginning

Exhibit 10.2

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

on the applicable Interest Rate Reset Date, at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. LIBOR will be the arithmetic mean of the quotations obtained, as determined by Farmer Mac; and
•    if fewer than three of the selected banks provide the requested quotations, LIBOR will remain LIBOR in effect for the immediately preceding Interest Period.
LIBOR Determination Date: The second London Banking Day before the first day of the applicable Interest Period.
London Banking Day: Any day on which commercial banks are open for business, including dealings in foreign exchange and deposits in U.S. Dollar deposits, in London, England.
Facility Fee: [REDACTED PORTION FILED SEPARATELY WITH SEC PURSUANT TO CONFIDENTIAL TREATMENT REQUEST] for the first year. Each year thereafter, Farmer Mac and National Rural shall agree upon the Facility Fee for the following year at least forty-five (45) days prior to the next Anniversary Date; provided, however, if the parties are not able to agree upon such Facility Fee at least forty-five (45) days prior to such Anniversary Date, the then-effective Facility Fee shall continue to be effective on the next Anniversary Date and either party shall have the option to terminate this Agreement by providing notice to the other party at least thirty (30) days prior to such Anniversary Date. Any such termination shall become effective (i) on such Anniversary Date, as to any unused portion of the Maximum Purchase Amount; and (ii) upon payment in full, as to any portion of the Maximum Purchase Amount outstanding on such Anniversary Date.
Interest Payment Date: Monthly, on the first Business Day of each month.
Interest Period: Initially, the period commencing on the effective date of a Note, and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter, and thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Note and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter; provided, that (i) if any Interest Period would end on a day other than a Business Day, then such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically

Exhibit 10.2

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.
5.GOVERNING LAW. EXCEPT AS SET FORTH IN SECTION 9.01 OF THE MASTER AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, FEDERAL LAW. TO THE EXTENT FEDERAL LAW INCORPORATES STATE LAW, THAT STATE LAW SHALL BE THE LAWS OF THE DISTRICT OF COLUMBIA APPLICABLE TO CONTRACTS MADE AND PERFORMED THEREIN.
6.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
7.Inconsistency. In the event of any inconsistency between the terms of this Supplemental Note Purchase Agreement and the Master Agreement, the terms of this Supplemental Note Purchase Agreement shall apply.
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Exhibit 10.2

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by an authorized officer as of the day and year first above written.

FARMER MAC MORTGAGE SECURITIES CORPORATION

By:	/s/ Timothy L. Buzby
Name: Title:	Timothy L. Buzby President

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:	/s/ Timothy L. Buzby
Name: Title:	Timothy L. Buzby President and CEO

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ J. Andrew Don
Name: Title:	J. Andrew Don Senior Vice President and Chief Financial Officer